Subsequent Events	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 23 - Subsequent Events

a.
In February 2020, the Company issued 715,000 ordinary shares and warrants to purchase an additional 178,750 ordinary shares to several Israeli institutional investors in a private placement undertaken in accordance with Regulation S of the Securities Act of 1933, as amended. The price per share was set at NIS 70 (approximately €18.9). The warrants are exercisable for a period of one year, with an exercise price of NIS 80 (approximately €21.6) per ordinary share. The gross proceeds to the Company in connection with the private placement were NIS 50.05 million (approximately €13.5 million).

b.
In December 2019, COVID-19 was identified in Wuhan, China. This virus continues to spread globally and as of the end of March 2020, has spread to over 180 countries, including Spain and Italy, which as of the end of March 2020 have the highest numbers of deaths, and Israel. The spread of COVID-19 has resulted in the World Health Organization declaring the outbreak of COVID-19 as a “pandemic.” Many countries around the world, including Spain, Israel and Italy, have imposed quarantines and restrictions on travel and mass gatherings and curtailed and limited non-essential works in an attempt to slow the spread of the virus.

Although the Company’s operations have not thus far been materially adversely affected by the restrictions imposed by local governments and authorities in the countries in which the Company operate, in the event the restrictions continue our operations, including our projects under construction and development, may be adversely affected. The spread of COVID-19 and its implications may also affect our operations through changes in the prices of oil, resulting in a decrease in the electricity prices, reduction in demand for electricity, delays in construction of projects due to curtailment of work, limited availability of components required in order to operate or construct new projects, regulatory changes by countries affected by the virus, including changes in subsidies, collection delays, delays in obtaining permits, limited availability or changes in terms of financing for future projects, limited availability of corporate financing and lower returns on potential future investments.  As a result, our business and operating results could be negatively affected. The extent to which COVID-19 impacts our business will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. For example, at the end of March 2020, the Spanish government issued orders stopping all construction works and other non-essential activities for two weeks, until Easter. The Company is closely monitoring the situation and evaluating the potential implications on its business operations.

c.
On March 30, 2020, the Company’s Board of Directors approved a plan to repurchase the Company’s Debentures in an aggregate amount of up to NIS 15 million (approximately €3.9 million) for a six month period. The timing, volume and nature of repurchases will be at the sole discretion of management and will depend on market conditions, the price and availability of our Debentures, and other factors.